PROXY VOTING INSTRUCTIONS

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 P.M Eastern Time, July 28, 2014.

VOTE BY INTERNET **WWW.FIRSTCOASTRESULTS.COM/CLIFFS**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, July 28, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE **1-800-223-9572**

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, July 28, 2014. Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Sign, date and mark your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. **Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.**

CONTROL NUMBER

If submitting a proxy by mail, please sign, date and mark the card below and fold and detach card at perforation before mailing.

WHITE PROXY

CLIFFS NATURAL RESOURCES INC. PROXY SOLICITED BY CLIFFS NATURAL RESOURCES INC. BOARD OF DIRECTORS
The Board of Directors recommends a vote FOR ALL nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

Proposal 1 Election of the following nominees:

(01) Gary B. Halverson	(04) Janice K. Henry	(07) Timothy W. Sullivan
(02) Mark E. Gaumond	(05) James F. Kirsch	
(03) Susan M. Green	(06) Richard K. Riederer	

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

To withhold your vote for any individual nominee(s), mark "For All Except" box and write the number(s) of the nominees(s) on the line: ____________________

	FOR	AGAINST	ABSTAIN
Proposal 2 Approval of the 2014 Nonemployee Directors' Compensation Plan.	☐	☐	☐
Proposal 3 Approval, on an Advisory Basis, our Named Executive Officers' Compensation.	☐	☐	☐
Proposal 4 Approval of the Cliffs Natural Resources Inc. Amended and Restated 2012 Incentive Equity Plan.	☐	☐	☐
Proposal 5 Ratification of the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm to serve for the 2014 fiscal year.	☐	☐	☐

Note: In their discretion, Gary B. Halverson, James F. Kirsch, Richard K. Riederer and P. Kelly Tompkins, the proxies named in this card, are authorized to vote upon such business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

____
Signature

____
Signature (Capacity)

____
Date

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held July 29, 2014. The Proxy Statement and our 2013 Annual Report to Shareholders are available at: www.viewproxymaterials.com/cliffs

SIGN, DATE, MARK AND MAIL YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE SIGN, DATE, MARK AND RETURN THIS PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME ON JULY 28, 2014, TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES RECEIVED AT OR PRIOR TO 11:59 P.M. EASTERN TIME, JULY 28, 2014 WILL BE VOTED.

Continued and to be signed on the reverse side.

If submitting a proxy by mail, please sign, date and mark the card on the reverse side and fold and detach card at perforation before mailing.

CLIFFS

ANNUAL MEETING OF SHAREHOLDERS

July 29, 2014, 11:30 a.m., Cleveland time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned appoints Gary B. Halverson, James F. Kirsch, Richard K. Riederer and P. Kelly Tompkins, and each of them, individually, as attorneys and proxies, with full power of substitution, to vote all Common Shares of Cliffs Natural Resources Inc. entitled to be voted by the undersigned at the Annual Meeting of Shareholders to be held at 11:30 A.M., local time, on July 29, 2014 at North Point, 901 Lakeside Avenue, Cleveland, OH 44114 or at any reconvened meeting after any adjournment or postponement thereof, on the matters set forth on the reverse side of this proxy card in accordance with any directions given by the undersigned and, in their discretion, on all other matters that may properly come before the Annual Meeting of Shareholders or any reconvened meeting after any adjournment or postponement thereof.

In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the named proxies are authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions described in Cliffs Natural Resources Inc.'s proxy statement concerning the Annual Meeting of Shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Where no direction is given, except in the case of broker non-votes, the shares will be voted in accordance with the Board of Directors' recommendations. **Unless you specifically instruct otherwise, this proxy confers discretionary authority to cumulate votes for any or all of the nominees for election of directors for which authority to vote has not been withheld, in accordance with the instruction of the Board of Directors or an authorized committee thereof. The persons appointed by this proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgement in order to elect as many of the nominees listed on the reverse side of this proxy card as possible. If you wish to provide vote allocation instructions, you must submit the proxy card by mail and should hand mark the number of votes you wish to allocate to any particular nominee next to the name of such nominee. You do not need to check the "FOR ALL" box to allocate votes among all of our director nominees. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the Board of Directors or an authorized committee thereof will retain discretionary authority to cast your remaining votes, except for any nominee for whom you have withheld authority by marking the "FOR ALL EXCEPT" box. NOTE: If you hold your shares in street name and wish to provide specific vote allocation instructions, you must contact your bank, broker, trustee, nominee or other shareholder of record for instructions.** If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to cumulate votes for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 2, 3, 4 AND 5 AND IN THE NAMED PROXIES' DISCRETION ON ALL NOMINEES LISTED IN PROPOSAL 1 AND ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

SEE REVERSE SIDE

WHITE PROXY

RETIREMENT PLAN PROXY VOTING INSTRUCTIONS

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 P.M Eastern Time, July 24, 2014.

VOTE BY INTERNET WWW.FIRSTCOASTRESULTS.COM/CLIFFSPLAN

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, July 24, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE 1-800-254-6492

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, July 24, 2014. Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Sign, date and mark your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. **Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.**

CONTROL NUMBER

If submitting a proxy by mail, please sign, date and mark the card below and fold and detach card at perforation before mailing.

WHITE PROXY

CLIFFS NATURAL RESOURCES INC. PROXY SOLICITED BY CLIFFS NATURAL RESOURCES INC. BOARD OF DIRECTORS
The Board of Directors recommends a vote FOR ALL nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

Proposal 1 Election of the following nominees:

(01) Gary B. Halverson
(02) Mark E. Gaumond
(03) Susan M. Green
(04) Janice K. Henry
(05) James F. Kirsch
(06) Richard K. Riederer
(07) Timothy W. Sullivan

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

To withhold your vote for any individual nominee(s), mark "For All Except" box and write the number(s) of the nominees(s) on the line: ______________________

	FOR	AGAINST	ABSTAIN
Proposal 2 Approval of the 2014 Nonemployee Directors' Compensation Plan.	☐	☐	☐
Proposal 3 Approval, on an Advisory Basis, our Named Executive Officers' Compensation.	☐	☐	☐
Proposal 4 Approval of the Cliffs Natural Resources Inc. Amended and Restated 2012 Incentive Equity Plan.	☐	☐	☐
Proposal 5 Ratification of the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm to serve for the 2014 fiscal year.	☐	☐	☐

Note: In their discretion, T. Rowe Price, the proxies named in this card, are authorized to vote upon such business as may properly come come before the Annual Meeting or any adjournment thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

____
Signature

Signature (Capacity)
____
Date

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held July 29, 2014. The Proxy Statement and our 2013 Annual Report to Shareholders are available at: www.viewproxymaterials.com/cliffs

SIGN, DATE, MARK AND MAIL YOUR RETIREMENT PLAN PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE SIGN, DATE, MARK AND RETURN THIS RETIREMENT PLAN PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME ON JULY 24, 2014, TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES RECEIVED AT OR PRIOR TO 11:59 P.M. EASTERN TIME, JULY 24, 2014 WILL BE VOTED.

Continued and to be signed on the reverse side.

If submitting a proxy by mail, please sign, date and mark the card on the reverse side and fold and detach card at perforation before mailing.

CLIFFS

ANNUAL MEETING OF SHAREHOLDERS

July 29, 2014, 11:30 a.m., Cleveland time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned appoints T. Rowe Price, as attorneys and proxies, with full power of subsitution, to vote all Retirement Plan Shares of Cliffs Natural Resources Inc. entitled to be voted by the undersigned at the Annual Meeting of Shareholders to be held at 11:30 A.M., local time, on July 29, 2014 at at North Point, 901 Lakeside Avenue, Cleveland, OH 44114 or at any reconvened meeting after any adjournment or postponement thereof, on the matters set forth on the reverse side of this proxy card in accordance with any directions given by the undersigned and, in their discretion, on all other matters that may properly come before the Annual Meeting of Shareholders or any reconvened meeting after any adjournment or postponement thereof.

In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the named proxies are authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions described in Cliffs Natural Resources Inc.'s proxy statement concerning the Annual Meeting of Shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Where no direction is given, except in the case of broker non-votes, the shares will be voted in accordance with the Board of Directors' recommendations. **Unless you specifically instruct otherwise, this proxy confers discretionary authority to cumulate votes for any or all of the nominees for election of directors for which authority to vote has not been withheld, in accordance with the instruction of the Board of Directors or an authorized committee thereof. The persons appointed by this proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgement in order to elect as many of the nominees listed on the reverse side of this proxy card as possible. If you wish to provide vote allocation instructions, you must submit the proxy card by mail and should hand mark the number of votes you wish to allocate to any particular nominee next to the name of such nominee. You do not need to check the "FOR ALL" box to allocate votes among all of our director nominees. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the Board of Directors or an authorized committee thereof will retain discretionary authority to cast your remaining votes, except for any nominee for whom you have withheld authority by marking the "FOR ALL EXCEPT" box. NOTE: If you hold your shares in street name and wish to provide specific vote allocation instructions, you must contact your bank, broker, trustee, nominee or other shareholder of record for instructions.** If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to cumulate votes for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 2, 3, 4 AND 5 AND IN THE NAMED PROXIES' DISCRETION ON ALL NOMINEES LISTED IN PROPOSAL 1 AND ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

SEE REVERSE SIDE

WHITE PROXY